Exhibit 99.1
***FOR IMMEDIATE RELEASE***

FOR: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, Suite 1134	Tel: (801) 524-4787
Salt Lake City, Utah	October 17, 2002
Harris H. Simmons
President/Chief Executive Officer

ZIONS BANCORPORATION REPORTS 2002 THIRD
QUARTER EARNINGS OF $0.43 PER DILUTED SHARE
AFTER CHARGES RELATED TO EXPENSE REDUCTION PLANS
AND IMPAIRED INVESTMENTS

SALT LAKE CITY, October 17, 2002—Zions Bancorporation (“Zions” or “the Company”) (Nasdaq: ZION) today reported third-quarter net income of $39.4 million, or $0.43 per diluted share. As noted by the Company in its 8-K filed on October 3, 2002, third quarter results included a number of nonrecurring items, most of which related to previously announced restructuring efforts, asset impairments and venture capital investment write-downs. The impact of these items, and the income statement line items affected, are summarized as follows:

	Pretax Amount	Tax-Effected Amount	Per Diluted Avg. Share
	($ millions)	($ millions)
Noninterest income:
Equity securities gains (losses), net
Impairment charges related to venture fund investments and minority interest in investment banking firm	(27.1)	(16.7)	($0.182)

Total noninterest income	(27.1)	(16.7)	($0.182)

Noninterest expense:
Restructuring charges	(2.7)	(1.6)	($0.018)
Impairment losses on long-lived assets	(4.0)	(2.5)	($0.027)

Total noninterest expense	(6.7)	(4.1)	($0.045)

Net income from continuing operations	(33.8)	(20.8)	($0.227)

Discontinued operations:
Loss from operations of discontinued subsidiaries	(5.2)	(3.1)	($0.034)
Impairment losses	(28.7)	(22.8)	($0.248)

Net impact from discontinued operations	(33.9)	(25.9)	($0.282)

Net impact of nonrecurring items	(67.7)	(46.7)	($0.509)

ZIONS BANCORPORATION
Press Release—Page 2
October 17, 2002

“The Company took a number of actions this quarter to deal with under-performing businesses and improve its operating efficiency,” remarked Harris H. Simmons, chairman and chief executive officer. “I am pleased that GAAP noninterest expense, excluding the impact of restructuring charges and impairment losses, declined during the quarter. We are confident we will meet our announced target to reduce the run rate of operating expenses by $50 million by the middle of next year, without impacting our ability to grow the business. Deposit growth was particularly strong during the quarter, and we maintained reasonable, although slowed, loan growth in a difficult environment. Finally, while credit costs and nonperforming loans increased moderately, we are pleased with the overall performance of the portfolio and expect a decline in credit costs in the fourth quarter.”

GAAP net income of $39.4 million and earnings per share of $0.43 per diluted share for the third quarter of 2002, including the impact of all items noted above, decreased 45.8% and 44.9%, respectively, from the $72.8 million, or $0.78 per diluted share earned for the third quarter of 2001. Net income for the third quarter of 2001, as adjusted for the add back of goodwill amortization (under Statement of Financial Accounting Standards (“SFAS”) No.142) not included in 2002 earnings, was $81.5 million, or $0.87 per share. Net income for the third quarter of 2002 compared to net income, as adjusted, for the third quarter of 2001 decreased 51.6% and per share decreased 50.6%.

As previously announced last quarter the Company completed the sale of an e-commerce related business, Digital Signature Trust, in exchange for a 33% ownership interest in Identrus. During the third quarter the Company decided to further curtail its e-commerce related business activities, by restructuring and/or offering for sale parts of its Lexign and Phaos subsidiaries. Accordingly, impairment and restructuring charges were recognized related to these subsidiaries. In accordance with SFAS No. 144, these subsidiaries were treated as discontinued operations. The $22.8 million ($.25 per diluted share) after-tax impairment charge results from the SFAS No. 144 requirement that such discontinued operations be carried at the lower of their carrying amount or fair value less costs to sell. During the third quarter of 2002, the Company recognized additional losses from operations of $3.1 million ($.03 per diluted share) related to these discontinued operations. For the third quarter of 2002 the Company also incurred a loss of $0.8 million (slightly less than $.01 per diluted share) related to its investment in Identrus.

Year-to-date net income for 2002 was $168.8 million or $1.83 per share including the cumulative effect of a change in accounting principle (for SFAS No. 142) of $32.4 million ($0.35 per share).

ZIONS BANCORPORATION
Press Release—Page 3
October 17, 2002

Year-to-date income for 2002 before the cumulative effect of the change in accounting principle was $201.2 million, or $2.18 per share. Year-to-date income for 2001, before the cumulative effect of a change in accounting principle (for SFAS No. 133) and adjusted for the add back of goodwill amortization, was $242.8 million, or $2.64 per share.

Operating cash earnings for the third quarter were $76.2 million or $0.83 per diluted share, a decrease of 12.8% and 10.8%, respectively, from the $87.3 million or $0.93 per diluted share earned in the same quarter last year. Operating cash return on equity (“ROE”) was 19.7% and operating cash return on assets (“ROA”) was 1.18%. Year-to-date 2002 operating cash earnings were $244.4 million or $2.64 per share compared to $253.9 million or $2.76 per share earned during the same period last year. Year-to-date operating cash ROE for 2002 was 22.1% and operating cash ROA was 1.29%. Operating cash earnings are earnings before amortization of core deposit and other intangible assets, restructuring and merger-related charges, impairment charges, goodwill allocated to the carrying value of branches sold, and the cumulative effect of changes in accounting principles. Operating cash performance ratios are determined as if these items have not been recognized in the financial statements.

Net Interest Income

At September 30, 2002, on-balance-sheet and sold and serviced loans increased 12.1% to $21.3 billion from the balances reported one year ago, and 6.4% annualized from balances reported in the second quarter 2002. Deposits increased 11.7% to $19.5 billion over the balances reported one year ago, and 14.7% annualized from balances reported in the second quarter 2002. Core deposits, which exclude time deposits over $100,000, increased 14.4% year-over-year, and at an annualized rate of 16.9% in the quarter.

For the quarter, taxable-equivalent net interest income increased 5.7% to $266.7 million compared to the third quarter of 2001. For the third quarter of 2002, the net interest margin was 4.53%, compared to 4.61% for the second quarter of 2002, and 4.65% for the third quarter of 2001.

ZIONS BANCORPORATION
Press Release—Page 4
October 17, 2002

Noninterest Income

For the third quarter of 2002, noninterest income, excluding equity securities gains and losses, increased $5.5 million or 5.7% to $101.3 million compared to the third quarter of 2001. The increase included growth in service charges on deposit accounts of 17.9% and other service charges, commissions and fees of 9.5%. Loan sales and servicing income decreased $3.6 million or 15.4% compared to the third quarter of 2001, but increased $0.4 million or 2.3% from the second quarter of 2002. In light of significant declines in interest rates and other changes in market factors during the quarter, the Company reviewed values of assets related to prior securitizations. As a result of these reviews, the Company wrote down these values by a net amount of $5.8 million, before tax effects. In addition, the Company recorded a $6.7 million pre-tax gain on sale related to a new SBA loan securitization completed during the quarter.

Noninterest Expense

For the third quarter of 2002, noninterest expense, excluding restructuring and impairment charges, was $212.5 million, as compared to $222.9 million for the second quarter 2002 and $223.4 million for the third quarter of 2001, as originally reported. This is a decrease of $10.4 million ($41.1 million on an annualized basis) or 4.7%, and $10.9 million or 4.9%, respectively. It reflects both the Company’s ongoing expense containment efforts as well as the impact of discontinued operations.

The reported operating cash efficiency ratio was 60.4% for the third quarter compared to 59.3% for the second quarter of 2002 and 56.9% for the third quarter of 2001. However, the Company believes that, adjusted for all nonrecurring items, its run-rate operating efficiency ratio now is under 57%.

Asset Quality

The ratio of nonperforming assets to total loans and other real estate was 0.72% at September 30, 2002, compared to 0.63% at June 30, 2002 and 0.65% at September 30, 2001. For the third quarter of 2002, net loan and lease losses were $21.3 million or 0.46% annualized of average loans, compared to $15.4 million or 0.34% annualized for the second quarter of 2002 and $5.5 million or 0.13% annualized for the third quarter of 2001. The increase in nonperforming assets and loan losses during the quarter reflects primarily the impact of two closely watched, major credits that the Company has discussed previously. At $265.4 million on September 30, 2002, the allowance for loan losses was 1.45% of total loans and 222% of nonperforming loans.

ZIONS BANCORPORATION
Press Release—Page 5
October 17, 2002

Provision for Loan Losses

For the third quarter of 2002 the provision for loan losses was $22.3 million compared to $15.7 million provided during the second quarter of 2002 and $21.5 million provided during the third quarter of 2001. Year-to-date for 2002 the provision was $56.1 million compared to $46.5 million year-to-date 2001. The provision reflects management’s evaluation of its various portfolios, statistical trends and other economic factors, and its desire to maintain a strong coverage of nonperforming assets in a continued uncertain economic environment in the markets in which it operates.

Tangible Equity Ratio Improves

During the third quarter of 2002, Zions repurchased 592,193 shares of common stock at an average price of $45.58 per share. Year-to-date the Company has repurchased 1,635,173 shares at an average price of $51.04. Weighted average common and common equivalent shares outstanding for the third quarter of 2002 were 92,017,388, compared to 92,628,770 for the second quarter of 2002 and 93,509,495 for the third quarter of 2001. The Company’s tangible common equity ratio was 6.09% at September 30, 2002 compared to 6.03% at June 30, 2002 and 5.98% at December 31, 2001.

Conference Call

Zions will host a conference call to discuss these third quarter results at 5:30 p.m. EDT this afternoon (October 17, 2002). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-888-277-8128, or via on-demand webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from approximately 8:30 p.m. EDT on Thursday, October 17 through midnight EDT on Tuesday, October 22, by dialing 1-877-519-4471 and entering the conference ID number (4620114). The webcast of the conference call will also be archived and available through Thursday, October 31.

About Zions Bancorporation

Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Under local management teams and community identities, Zions operates over 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. In addition, Zions is a national leader in SBA lending, public finance advisory services, agricultural finance and electronic bond trading. The Company is included in the S&P 500 Index. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

ZIONS BANCORPORATION
Press Release—Page 6
October 17, 2002

Forward-Looking Information

This news release contains statements regarding the projected performance of Zions and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results of achievements may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 7
FINANCIAL HIGHLIGHTS
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
	(In thousands, except per share and ratio data)
EARNINGS (4)				(Adjusted)(3)
Taxable-equivalent net interest income	$266,660	$252,214	5.73%	$792,247	$713,074	11.10%
Net interest income	261,306	247,118	5.74%	776,560	697,969	11.26%
Noninterest income	74,815	106,044	(29.45)%	270,246	310,412	(12.94)%
Provision for loan losses	22,309	21,470	3.91%	56,104	46,477	20.71%
Noninterest expense	219,158	214,582	2.13%	640,120	622,047	2.91%
Income before income taxes and minority interest	94,654	117,110	(19.18)%	350,582	339,857	3.16%
Income taxes	31,772	43,031	(26.16)%	120,744	122,816	(1.69)%
Minority interest	(2,486)	(3,251)	(23.53)%	(3,211)	(6,638)	(51.63)%
Income from continuing operations	65,368	77,330	(15.47)%	233,049	223,679	4.19%
Loss from discontinued operations	(25,922)	(4,533)	471.85%	(31,897)	(5,386)	492.22%
Cumulative effect adjustments	—	—		(32,369)	(7,159)	352.14%
Net income	39,446	72,797	(45.81)%	168,783	211,134	(20.06)%
Income before cumulative effect, as adjusted (1)	39,446	81,549	(51.63)%	201,152	242,795	(17.15)%
Net income, as adjusted (1)	39,446	81,549	(51.63)%	168,783	235,636	(28.37)%

PER COMMON SHARE (4)
Net income (diluted)	0.43	0.78	(44.87)%	1.83	2.29	(20.09)%
Income from continuing operations (diluted), as adjusted (1)	0.71	0.92	(22.83)%	2.52	2.70	(6.67)%
Loss from discontinued operations (diluted)	(0.28)	(0.05)	460.00%	(0.34)	(0.06)	466.67%
Income before cumulative effect (diluted), as adjusted (1)	0.43	0.87	(50.57)%	2.18	2.64	(17.42)%
Net income (diluted), as adjusted (1)	0.43	0.87	(50.57)%	1.83	2.56	(28.52)%
Dividends	0.20	0.20	—	0.60	0.60	—
Book value				25.86	24.29	6.46%

SELECTED RATIOS (1)
Return on average assets	0.59%	1.32%		0.87%	1.34%
Return on average common equity	6.51%	14.51%		9.68%	15.07%
Efficiency ratio	74.23%	59.43%		64.57%	59.16%
Net interest margin	4.53%	4.65%		4.61%	4.63%

OPERATING CASH EARNINGS (2)
Taxable-equivalent net interest income	$266,660	$252,214	5.73%	$792,247	$713,074	11.10%
Net interest income	261,306	247,113	5.74%	776,560	697,968	11.26%
Noninterest income	86,724	108,544	(20.10)%	287,617	314,478	(8.54)%
Provision for loan losses	22,309	21,470	3.91%	56,104	46,477	20.71%
Noninterest expense	213,496	205,372	3.96%	639,619	589,818	8.44%
Income before income taxes and minority interest	112,225	128,815	(12.88)%	368,454	376,151	(2.05)%
Income taxes	38,561	44,750	(13.83)%	127,285	128,652	(1.06)%
Minority interest	(2,486)	(3,251)	(23.53)%	(3,211)	(6,438)	(50.12)%
Income before cumulative effect adjustments	76,150	87,316	(12.79)%	244,380	253,937	(3.76)%

PER COMMON SHARE
Net income (diluted)	0.83	0.93	(10.75)%	2.64	2.76	(4.35)%
Dividends	0.20	0.20	—	0.60	0.60	—
Book value				17.02	14.95	13.85%

SELECTED RATIOS
Return on average assets	1.18%	1.46%		1.29%	1.50%
Return on average common equity	19.69%	25.48%		22.06%	25.71%
Efficiency ratio	60.41%	56.93%		59.23%	57.40%
Net interest margin	4.53%	4.65%		4.61%	4.63%

(1)	Adjusted according to SFAS No. 142 for the add back of goodwill amortization, net of income tax benefit.
(2)
Before amortization of goodwill in prior period, amortization of core deposit and other intangible assets, merger expense, restructuring charges, impairment losses, goodwill allocated to the carrying value of branches sold, and the cumulative effect of the adoption of SFAS Nos. 133 and 142.

(3)	Adjusted according to SFAS No. 142 for the impairment to goodwill and reflected as a cumulative effect adjustment, net of income tax benefit.
(4)	Adjusted according to SFAS No. 144 for discontinued operations, net of income tax benefit.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 8
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
	(In thousands, except share and ratio data)
AVERAGE BALANCES
Total assets	$26,429,054	$24,518,033	7.79%	$26,081,737	$23,459,391	11.18%
Securities	3,788,158	4,004,646	(5.41)%	3,922,040	3,927,668	(0.14)%
Net loans and leases	18,442,768	16,545,117	11.47%	18,024,954	15,726,967	14.61%
Goodwill	772,439	753,783	2.47%	747,888	673,389	11.06%
Core deposit and other intangibles	98,032	116,178	(15.62)%	102,559	96,726	6.03%
Total deposits	18,851,300	17,182,559	9.71%	18,252,378	16,426,779	11.11%
Minority interest	22,234	20,688	7.47%	20,725	34,278	(39.54)%
Shareholders’ equity	2,404,871	2,229,326	7.87%	2,331,357	2,090,680	11.51%

Weighted average common and common-equivalent shares outstanding	92,017,388	93,509,495	(1.60)%	92,423,909	92,042,138	0.41%

AT PERIOD END
Total assets				26,289,314	24,255,570	8.38%
Securities				3,426,574	3,680,612	(6.90)%
Net loans and leases				18,321,351	16,776,620	9.21%
Sold loans being serviced (1)				3,012,780	2,256,379	33.52%
Allowance for loan losses				265,406	245,862	7.95%
Goodwill				724,353	744,033	(2.65)%
Core deposit and other intangibles				82,146	115,666	(28.98)%
Total deposits				19,481,032	17,434,450	11.74%
Minority interest				23,028	13,614	69.15%
Shareholders’ equity				2,357,601	2,235,167	5.48%

Common shares outstanding				91,154,578	92,001,233	(0.92)%

Average equity to average assets	9.10%	9.09%		8.94%	8.91%
Common dividend payout	46.39%	25.36%		32.62%	26.26%
Nonperforming assets				131,969	108,602	21.52%
Loans past due 90 days or more				35,443	46,780	(24.23)%
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end				0.72%	0.65%

(1)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 9
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2002			2001
	(In thousands, except per share and ratio data)
EARNINGS (4)			(Adjusted)(3)
Taxable-equivalent net interest income	$266,660	$264,282	$261,305	$256,931	$252,214
Net interest income	261,306	259,044	256,210	251,795	247,118
Noninterest income	74,815	101,605	93,826	101,776	106,044
Provision for loan losses	22,309	15,705	18,090	26,714	21,470
Noninterest expenses	219,158	215,708	205,254	214,046	214,582
Income before income taxes and minority interest	94,654	129,236	126,692	112,811	117,110
Income taxes	31,772	44,947	44,025	39,051	43,031
Minority interest	(2,486)	(575)	(150)	(1,160)	(3,251)
Income from continuing operations	65,368	84,864	82,817	74,920	77,330
Loss from discontinued operations	(25,922)	(2,789)	(3,186)	(3,034)	(4,533)
Cumulative effect adjustment	—	—	(32,369)	—	—
Net income	39,446	82,075	47,262	71,886	72,797
Income before cumulative effect, as adjusted (1)	39,446	82,075	79,631	80,440	81,549
Net income, as adjusted (1)	39,446	82,075	47,262	80,440	81,549

PER COMMON SHARE (4)
Net income (diluted)	0.43	0.89	0.51	0.78	0.78
Income from continuing operations (diluted), as adjusted (1)	0.71	0.92	0.89	0.90	0.92
Loss from discontinued operations (diluted)	(0.28)	(0.03)	(0.03)	(0.03)	(0.05)
Income before cumulative effect (diluted), as adjusted (1)	0.43	0.89	0.86	0.87	0.87
Net income (diluted), as adjusted (1)	0.43	0.89	0.51	0.87	0.87
Dividends	0.20	0.20	0.20	0.20	0.20
Book value	25.86	25.49	24.82	24.74	24.29

SELECTED RATIOS (1)
Return on average assets	0.59%	1.26%	0.75%	1.28%	1.32%
Return on average common equity	6.51%	14.21%	8.44%	14.16%	14.51%
Efficiency ratio	74.23%	60.51%	59.48%	59.14%	59.43%
Net interest margin	4.53%	4.61%	4.70%	4.66%	4.65%

OPERATING CASH EARNINGS (2)
Taxable-equivalent net interest income	$266,660	$264,282	$261,305	$256,931	$252,214
Net interest income	261,306	259,038	256,215	251,821	247,113
Noninterest income	86,724	104,014	96,880	104,907	108,544
Provision for loan losses	22,309	15,705	18,090	26,714	21,470
Noninterest expenses	213,496	218,287	207,836	207,716	205,372
Income before income taxes and minority interest	112,225	129,060	127,169	122,298	128,815
Income taxes	38,561	44,859	43,865	39,639	44,750
Minority interest	(2,486)	(575)	(150)	(1,160)	(3,251)
Income before cumulative effect adjustment	76,150	84,776	83,454	83,819	87,316

PER COMMON SHARE
Net income (diluted)	0.83	0.92	0.90	0.90	0.93
Dividends	0.20	0.20	0.20	0.20	0.20
Book value	17.02	16.37	15.70	15.19	14.95

SELECTED RATIOS
Return on average assets	1.18%	1.34%	1.36%	1.39%	1.46%
Return on average common equity	19.69%	22.99%	23.70%	24.67%	25.48%
Efficiency ratio	60.41%	59.27%	58.02%	57.41%	56.93%
Net interest margin	4.53%	4.61%	4.70%	4.66%	4.65%

(1)	Adjusted according to SFAS No. 142 for the add back of goodwill amortization, net of income tax benefit.
(2)
Before amortization of goodwill in prior period, amortization of core deposit and other intangible assets, merger expense, restructuring charges, impairment losses, goodwill allocated to the carrying value of branches sold, and the cumulative effect of the adoption of SFAS Nos. 133 and 142.

(3)	Adjusted according to SFAS No. 142 for the impairment to goodwill and reflected as a cumulative effect adjustment, net of income tax benefit.
(4)	Adjusted according to SFAS No. 144 for discontinued operations, net of income tax benefit.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 10
FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2002			2001
	(In thousands, except share and ratio data)
AVERAGE BALANCES	(Adjusted)(2)
Total assets	$26,429,054	$26,128,886	$25,679,029	$24,899,883	$24,518,033
Securities	3,788,158	3,901,341	4,079,827	4,103,800	4,004,646
Net loans and leases	18,442,768	18,083,224	17,538,937	16,878,995	16,545,117
Goodwill	772,439	735,622	735,194	790,313	753,783
Core deposit and other intangibles	98,032	102,544	107,202	114,926	116,178
Total deposits	18,851,300	18,217,798	17,675,111	17,736,835	17,182,559
Minority interest	22,234	21,354	18,546	14,810	20,688
Shareholders’ equity	2,404,871	2,317,029	2,270,697	2,253,096	2,229,326

Weighted average common and common-equivalent shares outstanding	92,017,388	92,628,770	92,813,828	92,685,437	93,509,495

AT PERIOD END
Total assets	$26,289,314	$25,734,714	$24,804,578	$24,304,164	$24,255,570
Securities	3,426,574	3,609,416	3,503,789	3,466,357	3,680,612
Net loans and leases	18,321,351	18,452,554	17,854,168	17,310,838	16,776,620
Sold loans being serviced (1)	3,012,780	2,543,887	2,526,076	2,648,270	2,256,379
Allowance for loan losses	265,406	264,432	264,107	260,483	245,862
Goodwill	724,353	736,524	734,334	770,763	744,033
Core deposit and other intangibles	82,146	100,003	104,576	109,148	115,666
Total deposits	19,481,032	18,788,429	18,000,342	17,841,690	17,434,450
Minority interest	23,028	22,782	20,769	16,322	13,614
Shareholders’ equity	2,357,601	2,337,278	2,283,000	2,280,869	2,235,167

Common shares outstanding	91,154,578	91,701,887	91,986,436	92,208,736	92,001,233

Average equity to average assets	9.10%	8.87%	8.84%	9.05%	9.09%
Common dividend payout	46.39%	22.36%	38.93%	25.67%	25.36%
Nonperforming assets	131,969	115,513	131,154	120,372	108,602
Loans past due 90 days or more	35,443	32,332	37,371	46,201	46,780
Nonperforming assets to net loans and leases, other real estate owned and other nonperforming assets at period end	0.72%	0.63%	0.73%	0.69%	0.65%

(1)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.
(2)	Adjusted according to SFAS No. 142 for the impairment to goodwill, net of income tax benefit.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 11
CONSOLIDATED BALANCE SHEETS

	September 30, 2002	December 31, 2001	September 30, 2001
	(Unaudited)		(Unaudited)
	(In thousands, except share amounts)
ASSETS
Cash and due from banks	$1,025,447	$978,609	$910,465
Money market investments:
Interest-bearing deposits	1,091	2,780	2,169
Federal funds sold	239,055	57,653	125,112
Security resell agreements	958,098	222,147	507,536
Investment securities:
Held to maturity, at cost (approximate market value $0, $79,752, and $53,918)	—	79,546	53,880
Available for sale, at market	3,060,160	3,283,915	3,249,657
Trading account, at market (includes $274,031, $87,612, and $277,358 transferred as collateral under repurchase agreements)	366,414	102,896	377,075

	3,426,574	3,466,357	3,680,612
Loans:
Loans held for sale	250,062	297,959	260,698
Loans, leases and other receivables	18,165,833	17,115,485	16,618,504

	18,415,895	17,413,444	16,879,202
Less:
Unearned income and fees, net of related costs	94,544	102,606	102,582
Allowance for loan losses	265,406	260,483	245,862

Net loans	18,055,945	17,050,355	16,530,758
Premises and equipment, net	386,730	368,076	354,637
Goodwill	724,353	770,763	744,033
Core deposit and other intangibles	82,146	109,148	115,666
Other real estate owned	12,625	10,302	15,073
Other assets	1,377,250	1,267,974	1,269,509

	$26,289,314	$24,304,164	$24,255,570

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand	$4,932,736	$4,480,669	$4,145,951
Interest-bearing:
Savings and money market	11,138,714	9,507,817	9,482,004
Time under $100,000	1,834,638	2,055,087	2,025,674
Time $100,000 and over	1,459,621	1,664,829	1,688,343
Foreign	115,323	133,288	92,478

	19,481,032	17,841,690	17,434,450
Securities sold, not yet purchased	209,540	87,255	206,638
Federal funds purchased	672,962	1,203,764	1,032,613
Security repurchase agreements	756,426	933,973	1,091,266
Accrued liabilities	634,334	428,225	739,628
Commercial paper	339,575	309,000	429,297
Federal Home Loan Bank advances and other borrowings:
One year or less	512,793	181,266	249,779
Over one year	241,135	240,458	241,770
Long-term debt	1,060,888	781,342	581,348

Total liabilities	23,908,685	22,006,973	22,006,789

Minority interest	23,028	16,322	13,614
Shareholders’ equity:
Capital stock:
Preferred stock, without par value; authorized 3,000,000 shares; issued and outstanding, none	—	—	—
Common stock, without par value; authorized 350,000,000 shares; issued and outstanding 91,154,578, 92,208,736, and 92,001,233 shares	1,048,803	1,111,214	1,104,278
Accumulated other comprehensive income	85,361	59,951	74,618
Retained earnings	1,223,437	1,109,704	1,056,271

Total shareholders' equity	2,357,601	2,280,869	2,235,167

	$26,289,314	$24,304,164	$24,255,570

ZIONS BANK CORPORATION AND SUBSIDIARIES
Press Release—Page 12
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
	(In thousands, except per share amounts)
Interest income:
Interest and fees on loans	$310,914	$329,761	$926,621	$983,280
Interest on loans held for sale	1,802	2,905	6,729	9,147
Lease financing	5,146	5,918	15,948	16,835
Interest on money market investments	4,507	8,382	12,403	30,043
Interest on securities:
Held to maturity—taxable	—	744	2,292	2,525
Available for sale—taxable	31,669	40,347	99,797	130,227
Available for sale—nontaxable	6,816	6,137	19,823	18,260
Trading account	5,766	7,026	16,679	25,221

Total interest income	366,620	401,220	1,100,292	1,215,538

Interest expense:
Interest on savings and money market deposits	42,948	59,842	124,431	205,765
Interest on time and foreign deposits	27,353	46,609	89,605	146,022
Interest on borrowed funds	35,013	47,651	109,696	165,782

Total interest expense	105,314	154,102	323,732	517,569

Net interest income	261,306	247,118	776,560	697,969
Provision for loan losses	22,309	21,470	56,104	46,477

Net interest income after provision for loan losses	238,997	225,648	720,456	651,492

Noninterest income:
Service charges on deposit accounts	30,368	25,762	88,154	73,221
Loan sales and servicing income	19,792	23,383	46,066	65,155
Other service charges, commissions and fees	20,469	18,699	60,829	54,025
Trust income	4,447	4,158	14,025	13,588
Income from securities conduit	5,188	4,542	13,850	8,590
Market making, trading and nonhedge derivative income	7,427	7,892	31,328	28,801
Equity securities gains (losses), net	(26,452)	10,267	(25,268)	40,159
Fixed income securities gains (losses), net	327	158	387	(3,940)
Other	13,249	11,183	40,875	30,813

Total noninterest income	74,815	106,044	270,246	310,412

Noninterest expense:
Salaries and employee benefits	124,978	110,735	358,708	324,212
Occupancy, net	17,117	16,203	51,163	46,524
Furniture and equipment	15,609	15,643	47,762	44,547
Legal and professional services	5,639	9,278	17,883	23,195
Postage and supplies	6,377	7,154	20,461	20,526
Advertising	3,631	4,933	15,933	17,144
Merger related expense	—	2,902	—	6,173
Restructuring charges	2,691	—	2,691	—
Impairment losses on long-lived assets	3,977	—	3,977	—
Amortization of goodwill	—	8,370	—	23,151
Amortization of core deposit and other intangibles	3,336	3,526	10,008	9,345
Other	35,803	35,838	111,534	107,230

Total noninterest expense	219,158	214,582	640,120	622,047

Income from continuing operations before income taxes and minority interest	94,654	117,110	350,582	339,857
Income taxes	31,772	43,031	120,744	122,816
Minority interest	(2,486)	(3,251)	(3,211)	(6,638)

Income from continuing operations	65,368	77,330	233,049	223,679

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 13
CONSOLIDATED STATEMENTS OF INCOME (Continued)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2002	2001	2002	2001
	(In thousands, except per share amounts)
Discontinued operations (2):
Loss from operations of discontinued subsidiaries	(5,199)	(6,357)	(15,125)	(6,903)
Impairment losses	(28,691)	—	(28,691)	—
Income tax benefit	(7,968)	(1,824)	(11,919)	(1,517)

Loss from discontinued operations	(25,922)	(4,533)	(31,897)	(5,386)

Income before cumulative effect of change in accounting principle	39,446	72,797	201,152	218,293
Cumulative effect of change in accounting principle, net of tax (1)	—	—	(32,369)	(7,159)

Net income	$39,446	$72,797	$168,783	$211,134

Income before cumulative effect, as adjusted	$39,446	$81,549	$201,152	$242,795

Net income, as adjusted	$39,446	$81,549	$168,783	$235,636

Weighted average shares outstanding during the period:
Basic shares	91,499	92,306	91,775	90,921
Diluted shares	92,017	93,509	92,424	92,042
Net income per common share:
Basic:
Income from continuing operations	$0.71	$0.84	$2.54	$2.46
Loss from discontinued operations (2)	(0.28)	(0.05)	(0.35)	(0.06)

Income before cumulative effect of change in accounting principle	0.43	0.79	2.19	2.40
Add back—goodwill amortization net of income tax benefit	—	0.09	—	0.27

Income before cumulative effect of change in accounting principle, as adjusted	0.43	0.88	2.19	2.67
Cumulative effect of change in accounting principle (1)	—	—	(0.35)	(0.08)

Net income, as adjusted	$0.43	$0.88	$1.84	$2.59

Diluted:
Income from continuing operations	$0.71	$0.83	$2.52	$2.43
Loss from discontinued operations (2)	(0.28)	(0.05)	(0.34)	(0.06)

Income before cumulative effect of change in accounting principle	0.43	0.78	2.18	2.37
Add back—goodwill amortization net of income tax benefit	—	0.09	—	0.27

Income before cumulative effect of change in accounting principle, as adjusted	0.43	0.87	2.18	2.64
Cumulative effect of change in accounting principle (1)	—	—	(0.35)	(0.08)

Net income, as adjusted	$0.43	$0.87	$1.83	$2.56

(1)
For the nine months ended September 30, 2001, the cumulative effect adjustment relates to the adoption of Statement of Financial Accounting Standards ("SFAS") No. 133, net of income tax benefit of $4,521. For the nine months ended September 30, 2002, the cumulative effect adjustment relates to the impairment in carrying value of the Company's investment in certain of its e-commerce subsidiaries, measured as of January 1, 2002, net of income tax benefit of $2,676. This adjustment resulted from the completion of the required impairment tests of goodwill as provided under SFAS No. 142, which became effective for the Company beginning January 1, 2002.

(2)
During the three months ended September 30, 2002, the Company determined that its plan to discontinue the operations of the e-commerce subsidiaries discussed in Note (1) met the held for sale and discontinued operations criteria of SFAS No. 144, which became effective for the Company beginning January 1, 2002. Additional impairment losses for these subsidiaries were recorded in the third quarter and are included with discontinued operations.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 14
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
AND COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	Nine Months Ended September 30, 2002
		Accumulated Other Comprehensive
		Income (Loss)
	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains (Losses) on Derivative Instruments	Subtotal	Retained Earnings	Total Shareholders’ Equity
	(In thousands)
Balance, January 1, 2002	$1,111,214	$31,774	$28,177	$59,951	$1,109,704	$2,280,869
Comprehensive income:
Net income for the period					168,783	168,783
Other comprehensive income:
Net realized and unrealized holding gains during the period, net of income tax expense of $22,355		36,089		36,089
Reclassification for net realized gains recorded in operations, net of income tax expense of $1,306		(2,109)		(2,109)
Change in net unrealized losses on derivative instruments, net of reclassification to operations of $27,907 and income tax benefit of $5,309			(8,570)	(8,570)

Other comprehensive income (loss)		33,980	(8,570)	25,410		25,410

Total comprehensive income						194,193
Cash dividends—common, $.60 per share					(55,050)	(55,050)
Stock redeemed and retired	(83,452)					(83,452)
Stock options exercised, net of shares tendered and retired	21,041					21,041

Balance, September 30, 2002	$1,048,803	$65,754	$19,607	$85,361	$1,223,437	$2,357,601

	Nine Months Ended September 30, 2001
		Accumulated Other Comprehensive
		Income (Loss)
	Common Stock	Net Unrealized Gains (Losses) on Investments and Retained Interests	Net Unrealized Gains on Derivative Instruments	Subtotal	Retained Earnings	Total Shareholders' Equity
	(In thousands)
Balance, January 1, 2001	$907,604	$(3,644)		$(3,644)	$874,884	$1,778,844
Comprehensive income:
Net income for the period					211,134	211,134
Other comprehensive income:
Net realized and unrealized holding gains during the period, net of income tax expense of $26,626		42,985		42,985
Reclassification for net realized gains recorded in operations, net of income tax expense of $6,628		(10,702)		(10,702)
Change in net unrealized gains on derivative instruments, net of reclassification to operations of $12,856 and income tax expense of $7,095			$11,454	11,454
Cumulative effect of change in accounting principle, adoption of FASB Statement No. 133, net of income tax expense of $21,245		13,259	21,266	34,525

Other comprehensive income		45,542	32,720	78,262		78,262

Total comprehensive income						289,396
Cash dividends—common, $.60 per share					(55,446)	(55,446)
Issuance of common shares for acquisitions	206,663				25,699	232,362
Stock redeemed and retired	(28,987)					(28,987)
Stock options exercised, net of shares tendered and retired	18,998					18,998

Balance, September 30, 2001	$1,104,278	$41,898	$32,720	$74,618	$1,056,271	$2,235,167

Total comprehensive income for the three months ended September 30, 2002 and 2001 was $61,824 and $72,619 respectively.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 15

Sold Loans Being Serviced*
(Unaudited)

	Three Months Ended September 30, 2002	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002	Three Months Ended December 31, 2001	Three Months Ended September 30, 2001
	(In thousands)
Balance at beginning of period	$2,543,887	$2,526,076	$2,648,270	$2,256,379	$1,794,063
Add:
Sold loans of company acquired	—	—	—	—	154,150
New loans sold	742,419	284,888	178,705	673,924	556,785
Deduct:
Payments and other reductions	(273,526)	(267,077)	(300,899)	(282,033)	(248,619)

Balance at end of period	$3,012,780	$2,543,887	$2,526,076	$2,648,270	$2,256,379

*  Amount represents the outstanding balance of loans and receivables sold and being serviced by the company, excluding conforming first mortgage residential real estate loans.

Nonperforming Assets
(Unaudited)

	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001
	(In thousands)
Nonaccrual loans	$117,211	$100,344	$116,246	$108,637	$92,006
Restructured loans	2,133	1,355	1,418	1,433	1,523
Other real estate owned and other nonperforming assets	12,625	13,814	13,490	10,302	15,073

Total	$131,969	$115,513	$131,154	$120,372	$108,602

% of net loans and leases*, other real estate owned and other nonperforming assets	0.72%	0.63%	0.73%	0.69%	0.65%
Accruing loans past due 90 days or more	$35,443	$32,332	$37,371	$46,201	$46,780

% of net loans and leases*	0.19%	0.18%	0.21%	0.27%	0.28%
* Includes loans held for sale. Allowance for Loan Losses (Unaudited)
	Three Months Ended September 30, 2002	Three Months Ended June 30, 2002	Three Months Ended March 31, 2002	Three Months Ended December 31, 2001	Three Months Ended September 30, 2001
	(In thousands)
Balance at beginning of period	$264,432	$264,107	$260,483	$245,862	$229,865
Allowance for loan losses of companies acquired	—	—	—	6,106	—
Add:
Provision for losses	22,309	15,705	18,090	26,714	21,470
Deduct:
Loan and lease charge-offs	(25,240)	(18,734)	(18,788)	(22,533)	(11,062)
Recoveries	3,905	3,354	4,322	4,334	5,589

Net loan and lease charge-offs	(21,335)	(15,380)	(14,466)	(18,199)	(5,473)

Balance at end of period	$265,406	$264,432	$264,107	$260,483	$245,862

Ratio of allowance for loan losses to net loans and leases outstanding at period end	1.45%	1.43%	1.48%	1.50%	1.47%

Ratio of allowance for loan losses to nonperforming loans at period end	222.39%	260.01%	224.46%	236.65%	262.87%

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 16
LOAN BALANCES BY PORTFOLIO TYPE
(Unaudited)

	September 30, 2002	June 30, 2002
	(In millions)
Types
Loans held for sale	$250	$165

Commercial:
Commercial and industrial	4,010	3,990
Leasing	386	409
Owner occupied	2,857	3,030

Total commercial	7,253	7,429

Commercial real estate:
Construction	3,080	2,968
Term	3,083	3,071

Total commercial real estate	6,163	6,039

Consumer:
Home equity credit line	679	582
1-4 family residential	3,222	3,380
Bankcard and other revolving plans	123	121
Other	631	743

Total consumer	4,655	4,826

Foreign loans	25	25

Other receivables	70	68

Total loans	$18,416	$18,552

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 17
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Three Months Ended September 30, 2002			Three Months Ended September 30, 2001
	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
	(In thousands)
ASSETS
Money market investments	$1,105,924	$4,502	1.62%	$951,542	$8,400	3.50%
Securities:
Held to maturity	—	—		51,934	744	5.68%
Available for sale	3,137,559	42,155	5.33%	3,303,907	49,788	5.98%
Trading account	650,599	5,766	3.52%	648,805	7,026	4.30%

Total securities	3,788,158	47,921	5.02%	4,004,646	57,558	5.70%

Loans:
Loans held for sale	185,021	1,802	3.86%	223,267	2,905	5.16%
Net loans and leases (2)	18,257,747	317,743	6.90%	16,321,850	337,476	8.20%

Total loans	18,442,768	319,545	6.87%	16,545,117	340,381	8.16%

Total interest-earning assets	23,336,850	371,968	6.32%	21,501,305	406,339	7.50%

Cash and due from banks	897,370			844,534
Allowance for loan losses	(265,656)			(235,062)
Goodwill	772,439			753,783
Core deposit and other intangibles	98,032			116,178
Other assets	1,590,019			1,537,295

Total assets	$26,429,054			$24,518,033

LIABILITIES
Interest-bearing deposits:
Savings and NOW deposits	$2,629,700	7,140	1.08%	$2,121,213	8,022	1.50%
Money market super NOW deposits	8,228,171	35,808	1.73%	7,209,070	51,820	2.85%
Time under $100,000	1,879,858	14,790	3.12%	2,165,461	26,740	4.90%
Time $100,000 and over	1,453,814	12,200	3.33%	1,564,209	19,142	4.86%
Foreign deposits	103,723	363	1.39%	101,392	727	2.84%

Total interest-bearing deposits	14,295,266	70,301	1.95%	13,161,345	106,451	3.21%

Borrowed funds:
Securities sold, not yet purchased	389,643	4,082	4.16%	317,852	3,587	4.48%
Federal funds purchased and security repurchase agreements	2,166,959	8,461	1.55%	2,770,058	22,898	3.28%
Commercial paper	360,023	1,903	2.10%	352,106	3,511	3.96%
FHLB advances and other borrowings:
One year or less	751,162	3,701	1.95%	320,339	3,270	4.05%
Over one year	239,955	3,126	5.17%	231,360	2,935	5.03%
Long-term debt	895,611	13,734	6.08%	623,715	11,473	7.30%

Total borrowed funds	4,803,353	35,007	2.89%	4,615,430	47,674	4.10%

Total interest-bearing liabilities	19,098,619	105,308	2.19%	17,776,775	154,125	3.44%

Noninterest-bearing deposits	4,556,034			4,021,214
Other liabilities	347,296			470,030

Total liabilities	24,001,949			22,268,019
Minority interest	22,234			20,688
Total shareholders’ equity	2,404,871			2,229,326

Total liabilities and shareholders' equity	$26,429,054			$24,518,033

Spread on average interest-bearing funds			4.13%			4.06%
Net interest income and net yield on interest-earning assets		$266,660	4.53%		$252,214	4.65%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release—Page 18
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Nine Months Ended September 30, 2002			Nine Months Ended September 30, 2001
	Average Balance	Amount of Interest (1)	Average Rate	Average Balance	Amount of Interest (1)	Average Rate
	(In thousands)
ASSETS
Money market investments	$1,021,794	$12,403	1.62%	$935,236	$30,065	4.30%
Securities:
Held to maturity	57,351	2,292	5.34%	51,758	2,525	6.52%
Available for sale	3,233,715	130,294	5.39%	3,226,011	158,319	6.56%
Trading account	630,974	16,679	3.53%	649,899	25,221	5.19%

Total securities	3,922,040	149,265	5.09%	3,927,668	186,065	6.33%

Loans:
Loans held for sale	191,563	6,729	4.70%	203,235	9,147	6.02%
Net loans and leases (2)	17,833,391	947,582	7.10%	15,523,732	1,005,389	8.66%

Total loans	18,024,954	954,311	7.08%	15,726,967	1,014,536	8.62%

Total interest-earning assets	22,968,788	1,115,979	6.50%	20,589,871	1,230,666	7.99%

Cash and due from banks	930,865			822,712
Allowance for loan losses	(265,465)			(221,474)
Goodwill	747,888			673,389
Core deposit and other intangibles	102,559			96,726
Other assets	1,597,102			1,498,167

Total assets	$26,081,737			$23,459,391

LIABILITIES
Interest-bearing deposits:
Savings and NOW deposits	$2,504,196	20,177	1.08%	$2,001,993	25,393	1.70%
Money market super NOW deposits	7,793,899	104,254	1.79%	6,920,012	180,372	3.48%
Time under $100,000	1,939,379	49,051	3.38%	2,052,569	78,285	5.10%
Time $100,000 and over	1,509,383	39,403	3.49%	1,552,073	65,164	5.61%
Foreign deposits	103,044	1,151	1.49%	107,172	2,573	3.21%

Total interest-bearing deposits	13,849,901	214,036	2.07%	12,633,819	351,787	3.72%

Borrowed funds:
Securities sold, not yet purchased	386,686	12,087	4.18%	344,302	13,434	5.22%
Federal funds purchased and security
repurchase agreements	2,646,221	32,227	1.63%	2,684,572	82,835	4.13%
Commercial paper	362,870	5,821	2.14%	323,244	11,853	4.90%
FHLB advances and other borrowings:
One year or less	648,690	9,267	1.91%	474,405	19,909	5.61%
Over one year	240,282	9,316	5.18%	178,118	7,171	5.38%
Long-term debt	815,816	40,978	6.72%	536,181	30,603	7.63%

Total borrowed funds	5,100,565	109,696	2.88%	4,540,822	165,805	4.88%

Total interest-bearing liabilities	18,950,466	323,732	2.28%	17,174,641	517,592	4.03%

Noninterest-bearing deposits	4,402,477			3,792,960
Other liabilities	376,712			366,832

Total liabilities	23,729,655			21,334,433
Minority interest	20,725			34,278
Total shareholders’ equity	2,331,357			2,090,680

Total liabilities and shareholders’ equity	$26,081,737			$23,459,391

Spread on average interest-bearing funds			4.22%			3.96%
Net interest income and net yield on interest-earning assets		$792,247	4.61%		$713,074	4.63%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME BY QUARTER
(Unaudited)

	Three Months Ended
	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001
	(In thousands, except per share amounts) (Adjusted)(3)
Interest income:
Interest and fees on loans	$310,914	$310,002	$305,705	$309,675	$329,761
Interest on loans held for sale	1,802	2,191	2,736	3,933	2,905
Lease financing	5,146	5,134	5,668	5,970	5,918
Interest on money market investments	4,507	4,217	3,679	4,836	8,382
Interest on securities:
Held to maturity—taxable	—	1,494	798	836	744
Available for sale—taxable	31,669	33,500	34,628	38,997	40,347
Available for sale—nontaxable	6,816	6,665	6,342	6,453	6,137
Trading account	5,766	5,479	5,434	5,682	7,026

Total interest income	366,620	368,682	364,990	376,382	401,220

Interest expense:
Interest on savings and money market deposits	42,948	43,028	38,455	45,805	59,842
Interest on time and foreign deposits	27,353	28,862	33,390	41,690	46,609
Interest on borrowed funds	35,013	37,748	36,935	37,092	47,651

Total interest expense	105,314	109,638	108,780	124,587	154,102

Net interest income	261,306	259,044	256,210	251,795	247,118
Provision for loan losses	22,309	15,705	18,090	26,714	21,470

Net interest income after provision for loan losses	238,997	243,339	238,120	225,081	225,648

Noninterest income:
Service charges on deposit accounts	30,368	29,366	28,420	27,812	25,762
Loan sales and servicing income	19,792	19,348	6,926	31,599	23,383
Other service charges, commissions and fees	20,469	20,723	19,637	18,971	18,699
Trust income	4,447	5,165	4,413	4,710	4,158
Income from securities conduit	5,188	4,523	4,139	3,672	4,542
Market making, trading and nonhedge derivative income	7,427	8,466	15,435	5,335	7,892
Equity securities gains (losses), net	(26,452)	563	621	(2,920)	10,267
Fixed income securities gains (losses), net	327	17	43	159	158
Other	13,249	13,434	14,192	12,438	11,183

Total noninterest income	74,815	101,605	93,826	101,776	106,044

Noninterest expense:
Salaries and employee benefits	124,978	119,845	113,885	108,725	110,735
Occupancy, net	17,117	17,397	16,649	17,076	16,203
Furniture and equipment	15,609	15,925	16,228	16,283	15,643
Legal and professional services	5,639	6,642	5,602	7,337	9,278
Postage and supplies	6,377	6,920	7,164	7,227	7,154
Advertising	3,631	6,639	5,663	5,200	4,933
Merger-related expense	—	—	—	1,175	2,902
Restructuring charges	2,691	—	—	—	—
Impairment losses on long-lived assets	3,977	—	—	—	—
Amortization of goodwill	—	—	—	8,375	8,370
Amortization of core deposit and other intangibles	3,336	3,337	3,335	3,425	3,526
Other	35,803	39,003	36,728	39,223	35,838

Total noninterest expense	219,158	215,708	205,254	214,046	214,582

Income from continuing operations before income taxes and minority interest	94,654	129,236	126,692	112,811	117,110
Income taxes	31,772	44,947	44,025	39,051	43,031
Minority interest	(2,486)	(575)	(150)	(1,160)	(3,251)

Income from continuing operations	65,368	84,864	82,817	74,920	77,330

ZIONS BANCORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME
BY QUARTER (Continued)
(Unaudited)

	Three Months Ended
	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001	September 30, 2001
	(In thousands, except per share amounts) (Adjusted)(3)
Discontinued operations (2):
Loss from operations of discontinued subsidiaries	$(5,199)	$(4,750)	$(5,176)	$(5,584)	$(6,357)
Impairment losses	(28,691)	—	—	—	—
Income tax benefit	(7,968)	(1,961)	(1,990)	(2,550)	(1,824)

Loss from discontinued operations	(25,922)	(2,789)	(3,186)	(3,034)	(4,533)

Income before cumulative effect of change in accounting principle	39,446	82,075	79,631	71,886	72,797
Cumulative effect of change in accounting principle, net of tax (1)	—	—	(32,369)	—	—

Net income	$39,446	$82,075	$47,262	$71,886	$72,797

Income before cumulative effect, as adjusted	$39,446	$82,075	$79,631	$80,440	$81,549

Net income, as adjusted	$39,446	$82,075	$47,262	$80,440	$81,549

Weighted average shares outstanding during the period:
Basic shares	91,499	91,779	92,055	92,036	92,306
Diluted shares	92,017	92,629	92,814	92,685	93,509

Net income per common share:
Basic:
Income from continuing operations	$0.71	$0.92	$0.90	$0.81	$0.84
Loss from discontinued operations (2)	(0.28)	(0.03)	(0.03)	(0.03)	(0.05)

Income before cumulative effect of change in accounting principle	0.43	0.89	0.87	0.78	0.79
Add back—goodwill amortization net of income tax benefit	—	—	—	0.09	0.09

Income before cumulative effect of change in accounting principle, as adjusted	0.43	0.89	0.87	0.87	0.88
Cumulative effect of change in accounting principle (1)	—	—	(0.35)	—	—

Net income, as adjusted	$0.43	$0.89	$0.52	$0.87	$0.88

Diluted:
Income from continuing operations	$0.71	$0.92	$0.89	$0.81	$0.83
Loss from discontinued operations (2)	(0.28)	(0.03)	(0.03)	(0.03)	(0.05)

Income before cumulative effect of change in accounting principle	0.43	0.89	0.86	0.78	0.78
Add back—goodwill amortization net of income tax benefit	—	—	—	0.09	0.09

Income before cumulative effect of change in accounting principle, as adjusted	0.43	0.89	0.86	0.87	0.87
Cumulative effect of change in accounting principle (1)	—	—	(0.35)	—	—

Net income, as adjusted	$0.43	$0.89	$0.51	$0.87	$0.87

(1)
For the nine months ended September 30, 2001, the cumulative effect adjustment relates to the adoption of Statement of Financial Accounting Standards ("SFAS") No. 133, net of income tax benefit of $4,521. For the nine months ended September 30, 2002, the cumulative effect adjustment relates to the impairment in carrying value of the Company's investment in certain of its e-commerce subsidiaries, measured as of January 1, 2002, net of income tax benefit of $2,676. This adjustment resulted from the completion of the required impairment tests of goodwill as provided under SFAS No. 142, which became effective for the Company beginning January 1, 2002.

(2)
During the three months ended September 30, 2002, the Company determined that its plan to discontinue the operations of the e-commerce subsidiaries discussed in Note (1) met the held for sale and discontinued operations criteria of SFAS No. 144, which became effective for the Company beginning January 1, 2002. Additional impairment losses for these subsidiaries were recorded in the third quarter and are included with discontinued operations.

(3)	Adjusted according to SFAS No. 142 for the impairment to goodwill and reflected as a cumulative effect adjustment, net of income tax benefit.